                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 2, 1999

                          ---------------------------

                              MC INFORMATICS, INC.
             (Exact name of registrant as specified in its charter)


             California                           0-21819                                  94-3165144
   (State or other jurisdiction of        (Commission File Number)                      (I.R.S. Employer)
    incorporation or organization)                                                     Identification No.)

      18881 Von Karman Avenue,                    Suite 100
         Irvine, California                                                                   92612
(Address of principal executive offices)                                                    (Zip Code)

      Registrant's telephone number, including area code:  (949) 261-7100

Item 7.   Financial Statements and Exhibits.

          (a) Financial statements of business acquired.

              The required financial statements of the business acquired are filed with this report as pages F-1 through F-14 following the signature page.

          (b) Pro forma financial information.

              The required pro forma financial information of the business acquired is set forth below.

     The accompanying pro forma condensed statements of operations illustrate the effect of the merger with MCIF on the Company's results of operations. The pro forma condensed statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 are based on historical statements of operations of the Company and MCIF for those periods. The pro forma condensed statements of operations assume the merger took place on January 1, 1998 and 1999.

     The pro forma condensed statements of operations are not intended to be indicative of the results of operations which actually would have been realized had the merger occurred at the times assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed statements of operations should be read in connection with the historical financial statements and notes of the Company and MCIF.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (Unaudited)
                         Year Ended December 31, 1998

                                                 The Company        MCIF           Pro Forma           Pro Forma
                                                 (Formerly,                        Adjustments         Combined
                                                 HealthDesk
                                                 Corporation)
                                                 ---------------------------------------------------------------
Revenues                                         $         -        $3,716,585                         $ 3,716,585
Direct Expenses                                            -         2,529,959                           2,529,959
                                                 -----------------------------                         -----------
Gross Profit                                                         1,186,626                           1,186,626
Operating Expenses
    Selling,  General & Administrative              (382,008)       (1,309,601)                         (1,691,609)
    Amortization of Goodwill                                                       685,200(1)             (685,200)
Other income (expense):
   Interest Income                                    69,107                                                69,107
   Interest expense                                                    (30,985)                            (30,985)
   Non-cash financing cost associated
     with convertible preferred stock               (864,000)                                             (864,000)
                                                 -----------------------------                         -----------
Loss before provision for income taxes            (1,176,901)         (153,960)                         (2,016,061)
Provision for income taxes                               800             3,800                               4,600
                                                 -----------------------------                         -----------
Loss from continuing operations                  $(1,177,701)       $ (157,760)                         (2,020,661)
                                                 =============================                         ===========
Loss per share information (2):

Basic and diluted loss per share from
    continuing operations                        $     (0.27)                                          $     (0.19)
                                                 ===========                                           ===========
Weighted average number of shares of
    common stock, basic and diluted                5,736,544                                            12,672,527
                                                 ===========                                           ===========

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (Unaudited)
                       Three Months Ended March 31, 1999
                       ---------------------------------

                                          The Company   MCIF(4)       Pro Forma     Pro Forma
                                          (Formerly,                  Adjustments   Combined
                                          HealthDesk
                                          Corporation)(3)
                                          -----------------------------------------------------
Revenues                                  $  711,477    $1,256,673                  $ 1,968,150
Direct Expenses                              450,779       786,215                    1,236,994
                                          ------------------------                  -----------
Gross Profit                                 260,698       470,458                      731,156
Operating Expenses
    Selling,  General & Administrative      (308,595)     (526,235)                    (834,830)
    Amortization of Goodwill                 (57,100)                 114,200          (171,300)(1)
Other income (expense):
   Non-cash financing cost associated
     with convertible preferred stock       (367,500)                                  (367,500)
                                          ------------------------                  -----------
Loss before provision for income taxes      (472,497)      (55,777)                    (642,474)
Provision for income taxes                       600             -                          600
                                          ------------------------                  -----------
Loss from continuing operations           $ (473,097)    $ (55,777)                    (643,074)
                                          ========================                  ===========
Loss per share information (2):
Basic and diluted loss per share from
    continuing operations                 $    (0.05)                               $     (0.04)
                                          ==========                                ===========
Weighted average number of shares of
    common stock, basic and diluted        8,840,475                                 14,378,075
                                          ==========                                ===========

(1) Goodwill is estimated to have a useful life of ten years and is amortized using the straight-line method. The Pro Forma Condensed Statements of Operations for the year ended December 31, 1998 and the three months ended March 31, 1999, reflect twelve and three months amortization for those periods, respectively.

(2) Pro forma loss per share from continuing operations is based on the weighted average number of shares of common stock outstanding during the periods after giving pro forma effect to the issuance of common stock to MCIF in connection with the merger as of the beginning of the respective periods and the assumed conversion of preferred stock to common stock immediately upon the issuance of the preferred stock. Options and warrants to purchase common stock were excluded in the calculation of the pro forma loss per share, as their effect would be antidilutive.

(3) Includes the results of operations for MCIF from March 2, 1999 through March 31, 1999.

(4) Includes the results of operations for MCIF from January 1, 1999 through March 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MC Informatics, Inc.

May 17, 1999                                 By: /s/ JEFFERY L. POLLARD
                                                 -----------------------
                                              Jeffrey L. Pollard
                                              Chief Financial Officer

                             MC Informatics, Inc.

                         Index to Financial Statements

                         Year Ended December 31, 1998
              and for the Period from April 14, 1997 (Inception)
                             to December 31, 1997


Report of Independent Certified Public Accountants (BDO Seidman, LLP)        F-2

Report of Independent Certified Public Accountants (Schubert & Company)      F-3

Balance Sheets                                                               F-4

Statements of Operations                                                     F-5

Statements of Stockholders' and Members' Deficit                             F-6

Statements of Cash Flows                                                     F-7

Notes to Financial Statements                                                F-9

Report of Independent Certified Public Accountants


Board of Directors
MC Informatics, Inc.
Irvine, California

We have audited the accompanying balance sheet of MC Informatics, Inc. (formerly MC Informatics, LLC) as of December 31, 1998, and the related statements of operations, stockholders' and members' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MC Informatics, Inc. at December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ BDO Seidman, LLP
------------------------------
BDO Seidman, LLP

Orange County, California
May 5, 1999

Report of Independent Certified Public Accountant

To the Members
MC Informatics, LLC
Fountain Valley, California

I have audited the accompanying balance sheet of MC Informatics, LLC, a California limited liability company, as of December 31, 1997, and the related statements of operations, members' deficit and cash flows for the period from April 14, 1997, inception, through December 31, 1997. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MC Informatics, LLC as of December 31, 1997, and the results of its operations and its cash flows for the period from April 14, 1997, inception, through December 31, 1997 in conformity with generally accepted accounting principles.


/s/ ALLAN C. SCHUBERT
--------------------------
Allan C. Schubert

Orange County, California
July 21, 1998

                                                             MC Informatics Inc.

                                                                  Balance Sheets

                                                      December 31, 1998 and 1997

________________________________________________________________________________

                                                              1998      1997
-------------------------------------------------------------------------------
Assets

Current assets:
  Cash                                                     $   17,730  $      -
  Accounts receivable, net of allowance for doubtful
   accounts of $38,597 in 1998                                966,786   116,504

  Prepaid expenses and other current assets                    61,033     3,772
-------------------------------------------------------------------------------
Total current assets                                        1,045,549   120,276

Property and equipment, net of accumulated depreciation
 of $2,657 in 1998 and $108 in 1997                            17,261       892

Other assets, net of accumulated amortization of $10,944
 in 1998 and $3,994 in 1997                                    24,424    18,006

-------------------------------------------------------------------------------
                                                           $1,087,234  $139,174
===============================================================================

Liabilities and Stockholders' Equity

Current liabilities:
  Current portion of notes payable to related              $  773,819   $     -
     parties (Note 2)
  Notes payable (Note 3)                                       12,500    40,000
  Accounts payable                                            222,556    73,643
  Accrued compensation                                        126,544    74,054
  Customer deposits                                            70,000         -
  Deferred revenue                                             52,824         -
  Other accrued expenses                                       64,140     3,866
-------------------------------------------------------------------------------

Total current liabilities                                   1,322,383   191,563

Notes payable to related parties, net of current
 portion (Note 2)                                              15,000    40,000

-------------------------------------------------------------------------------

Total liabilities                                           1,337,383   231,563
-------------------------------------------------------------------------------

Commitments and Contingencies (Notes 4 and 6)
Subsequent Events (Note 7)

Members' deficit                                                    -   (92,389)
Stockholders' deficit:
  Common stock, no par value; 1,374,356 shares
   authorized; 1,000,000 shares issued and outstanding         70,000         -
  Accumulated deficit                                        (320,149)        -
-------------------------------------------------------------------------------

Total stockholders' and members' deficit                     (250,149)  (92,389)
-------------------------------------------------------------------------------

                                                           $1,087,234  $139,174
===============================================================================

                See accompanying notes to financial statements.

                                                            MC Informatics, Inc.

                                                        Statements of Operations

                                                Year Ended December 31, 1998 and
             For the Period from April 14, 1997 (Inception) to December 31, 1997

________________________________________________________________________________


                                                          1998           1997
--------------------------------------------------------------------------------
Revenues (Note 1)                                      $3,716,585     $ 681,332

Direct expenses                                         2,529,959       261,618
--------------------------------------------------------------------------------

Gross profit                                            1,186,626       419,714

General and administrative expenses                     1,309,601       580,506
--------------------------------------------------------------------------------

Loss from operations                                     (122,975)     (160,792)

Interest expense                                          (30,985)       (1,597)
--------------------------------------------------------------------------------

Loss before income taxes                                 (153,960)     (162,389)

Provision for income taxes                                  3,800             -
--------------------------------------------------------------------------------

Net loss                                               $ (157,760)    $(162,389)
================================================================================

                                 See accompanying notes to financial statements.

                                                            MC Informatics, Inc.


                                Statements of Stockholders' and Members' Deficit

________________________________________________________________________________

                                                   Members' Equity
                                                         (Deficit)       Common Stock
                                                   ---------------   --------------------  Accumulated
                                                            Amount      Shares     Amount      Deficit          Total
----------------------------------------------------------------------------------------------------------------------
Balance, April 14, 1997 (Inception)                    $       -             -    $     -    $       -      $       -

Members' capital contributions                            70,000             -          -            -         70,000

Net loss                                                (162,389)            -          -            -       (162,389)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1997                               (92,389)            -          -            -        (92,389)

Net income, January 1 through June 22, 1998               72,189(1)          -          -            -         72,189

Conversion of LLC to S-corporation                        20,200     1,000,000     70,000      (90,200)             -

Net loss, June 23 through December 31, 1998                    -             -          -     (229,949)(1)   (229,949)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1998                             $       -     1,000,000    $70,000    $(320,149)     $(250,149)
======================================================================================================================

(1) The total net loss for the year ended December 31, 1998 was $157,760.

                                 See accompanying notes to financial statements.

                                                            MC Informatics, Inc.


                                                        Statements of Cash Flows

                                                Year Ended December 31, 1998 and
             For the Period From April 14, 1997 (Inception) to December 31, 1997

________________________________________________________________________________

                                                           1998          1997
--------------------------------------------------------------------------------
Cash flows from operating activities:
  Net loss                                              $(157,760)    $(162,389)
  Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                          9,499         4,102
     Provision for doubtful accounts                       38,597             -
     Changes in assets and liabilities:
       Accounts receivable                               (888,879)     (116,504)
       Prepaid and other  current assets                  (57,261)       (3,772)
       Other assets                                       (13,368)            -
       Accounts payable                                   148,913        73,643
       Accrued compensation                                52,490        74,054
       Customer deposits                                   70,000             -
       Deferred revenue                                    52,824             -
       Other accrued expenses                              60,274         3,866
--------------------------------------------------------------------------------

Net cash used in operating activities                    (684,671)     (127,000)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of property and equipment                      (18,918)       (1,000)
  Purchase of intangible assets                                 -       (22,000)
--------------------------------------------------------------------------------

Net cash used in investing activities                     (18,918)      (23,000)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from notes payable to related party            848,819        40,000
  Repayments of notes payable to related party           (100,000)            -
  Proceeds from notes payable                              50,000        40,000
  Repayment of notes payable                              (77,500)            -
  Members' capital contributions                                -        70,000
--------------------------------------------------------------------------------

Net cash provided by financing activities                 721,319       150,000
--------------------------------------------------------------------------------

                                                            MC Informatics, Inc.

                                                Year Ended December 31, 1998 and
             For the Period From April 14, 1997 (Inception) to December 31, 1997

________________________________________________________________________________

                                                            1998         1997
--------------------------------------------------------------------------------
Net increase in cash                                        17,730            -

Cash, beginning of period                                        -            -
--------------------------------------------------------------------------------

Cash, end of period                                     $   17,730    $       -
================================================================================

Supplemental disclosures of cash flow information:
  Cash paid during the period for:
     Interest                                           $   15,893    $      31
     Income taxes                                       $    1,920    $       -
================================================================================

                                 See accompanying notes to financial statements.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


1.  Summary of      Business and Organization
    Significant
    Accounting      MC Informatics, Inc. (the "Company") was incorporated in
    Policies        California on June 22, 1998. The Company is the successor to a California limited liability company formed on April 14, 1997. The Company provides management and technical services to the healthcare information industry, specializing in facility management, outsourcing, and system integration and consulting.

                    Effective June 22, 1998, the members of the limited liability company converted their membership interest to shares of the Company's common stock.

                    Revenue Recognition

                    The Company recognizes revenue when services are rendered. Payments received from customers in advance of services have been deferred until earned and recorded as deferred revenue in the accompanying financial statements.

                    Property and Equipment

                    Property and equipment are recorded at cost. The Company provides for depreciation of property and equipment utilizing the straight-line method over their estimated useful lives of up to seven years.

                    Intangible Assets

                    Intangible assets are carried at cost less accumulated amortization which is calculated on a straight-line basis over their estimated useful lives of up to five years.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


1.  Summary of      Long Lived Assets
    Significant
    Accounting      The Company reviews the carrying amount of its long-lived
    Policies        assets and identifiable intangible assets for possible
    (Continued)     impairment whenever events or changes in circumstances
                    indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less costs to sell.

                    Income Taxes

                    Commencing June 22, 1998 upon the Company's conversion from a limited liability company ("LLC") to an S-corporation under the provisions of Section 1362 of the Internal Revenue Code, the Company has elected to be taxed as an S-corporation. Accordingly, the Company has not provided for any income taxes, except certain state franchise taxes, since the liability is that of the individual stockholders.

                    Upon conversion to an S-corporation, income taxes are accounted for using the asset and liability method. This method generally provides that deferred tax assets and liabilities be recognized for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance is required to reduce the potential deferred tax asset when it is more likely than not that all or some portion of the potential deferred tax asset will not be realized. The impact on deferred taxes of changes in tax rates and laws, if any, are applied to the years during which temporary differences are expected to be settled and reflected in the financial statements in the period of enactment. Deferred income taxes are insignificant to the accompanying financial statements.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


1.  Summary of      Prior to the Company's conversion to an S-corporation from
    Significant     an LLC, no liability for income taxes was recorded for
    Accounting      Federal or state purposes since the LLC was recognized as a
    Policies        partnership for income tax purposes. Accordingly, all
    (Continued)     profits, losses and credits of the Company through June 22,
                    1998 were the responsibility of the LLC members and were recognized on their respective income tax returns.

                    Concentration of Credit Risk

                    Credit is extended for all customers based upon an evaluation of the customer's financial condition and credit history and generally the Company does not require collateral. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

                    The Company had revenues from two customers which accounted for approximately 39% and 18%, respectively, of revenues for the year ended December 31, 1998. The accounts receivable balance from these customers aggregated approximately $566,000 at December 31, 1998.

                    The Company had revenues from four customers which accounted for 26%, 22%, 16% and 15%, respectively, of revenues for the period from April 14, 1997 (inception) through December 31, 1997. The accounts receivable from these customers aggregated approximately $68,500 at December 31, 1997.

                    Use of Estimates

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


1.  Summary of      Reclassifications
    Significant
    Accounting      Certain reclassifications have been made to the prior year
    Policies        financial statements to be consistent with the 1998
    (Continued)     presentation.

2.  Notes Payable   Notes payable to related parties consist of the following:
    to Related
    Parties                                                     1998     1997
                    ------------------------------------------------------------

                    Unsecured notes payable to director and
                     officer; bearing interest at 10%;
                     principal and interest due on various
                     dates through July 2002.                  $ 77,000 $ 40,000

                    Unsecured notes payable to certain
                     directors and officers; bearing interest
                     at 8.5%; payable on demand, and if no
                     demand is made, then principal and
                     interest is due on various dates through
                     December 1999.                             711,819     -
                    ------------------------------------------------------------

                                                                788,819   40,000

                    Current portion                             773,819     -
                    ------------------------------------------------------------

                                                               $ 15,000 $ 40,000
                    ============================================================

                    Future minimum debt maturities of notes payable to related parties are $773,819 in 1999 and $15,000 in 2002. Interest incurred on notes payable to related parties was $30,385 and $833 during the year ended December 31, 1998 and the period from April 14, 1997 (inception) to December 31, 1997, respectively.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


3.  Notes           In July 1998, the Company borrowed $50,000 from an
    Payable         individual. The unsecured note payable bore interest at 10%.
                    The outstanding balance at December 31, 1998 was repaid in January 1999.

                    In October 1997, the Company borrowed $40,000 from an individual. The unsecured note payable bore interest at 10% and was repaid during 1998.

4.  Commitments     The Company leases its office facilities under an operating lease, on a month-to-month basis. Rental expense amounted to approximately $16,000 for the year ended December 31, 1998 and $4,500 for the period from April 14, 1997 (inception) through December 31, 1997.

5.  Profit          The Company established a profit sharing plan on September
    Sharing         1, 1997, which is qualified under Section 401(k) of the
    Plan            Internal Revenue Code. Any employee who has attained the age
                    21 and has completed three months of service is eligible to participate. Employees may contribute to the plan subject to the limits of Section 401(k) of the Internal Revenue Code.
                    The Company may contribute to the profit sharing on behalf of the employees at the Company's discretion. There were no Company contributions to the plan during 1998 and 1997.

6.  Year 2000       Like other companies, the Company could be adversely
    (Unaudited)     affected if its computer systems or the systems of its
                    suppliers or customers do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the Company's operations.

                                                            MC Informatics, Inc.


                                                   Notes to Financial Statements

________________________________________________________________________________


7.  Subsequent      Stock Option Plan
    Events
                    In February 1999, the Company adopted the 1999 Stock Option
                    Plan (the "Plan") under which eligible employees can receive options to purchase shares of the Company's common stock at a price generally not less than 100% of the fair value of the common stock on the date of the grant. The Plan allows for the issuance of a maximum of 374,356 shares of the Company's common stock. The options granted under the Plan are exercisable over a maximum term of ten years from the date of grant.

                    In February 1999, the Company granted options to purchase 354,724 shares of common stock at $1 per share, which is at a discount to the market. The options vest over five years.

                    Merger

                    On March 2, 1999, the Company was merged with and into a wholly-owned subsidiary of HealthDesk Corporation ("HealthDesk") through the exchange of all the outstanding shares of the Company's common stock for 5,645,230 shares of common stock of HealthDesk, pursuant to an agreement dated August 18, 1998.

                    The merger is intended to qualify as a reorganization under
                    Section 368(a) of the Internal Revenue Code. The continuing operations of the combined entity will be substantially that of the Company. In connection with the merger, HealthDesk changed its name to MC Informatics, Inc.